                                     GROUND LEASE


          THIS LEASE is made and entered into at Huntington Park, California, by and between FRANCES W. HENRY, as Trustee of Trust A, and FRANCES W. HENRY and NEWTON F. WHEELER, as Trustees of Trust B, under the WARNER W. HENRY FAMILY TRUST, dated June 24, 1969, as to an undivided seven-eighths (7/8) interest, and FRANCES W. HENRY, as Trustee under Declaration of Trust for DOROTHY H. FLOYD, dated June 24, 1969, as to an undivided one-eighth (1/8) interest, hereinafter referred to as "Lessors", and the W. W. HENRY COMPANY, a California corporation, hereinafter referred to as "Lessee".


          This Lease is premised as follows:

     A. Under date of August 1, 1958, Warner W. Henry, as Lessor, entered into a lease with Lessee of the premises in Los Angeles County, California commonly designated as 5731 Bickett Street, Huntington Park, California, and more particularly described as follows:

          Lots 3 and 4 of Tract 11317, as per Map recorded in Book 219, Page 23 of Maps in the Office of the County Recorder of said county.

     B. Said lease above referred to was for a term of twenty (20) years, terminating on July 31, 1978. Subsequent to the execution of said lease, Warner
W. Henry conveyed his interest in said property, in trust, to Lessors.

     C. The parties now desire to amend and renew said lease and to restate its terms.

          NOW, THEREFORE, IT IS AGREED, as follows:

          Lessors lease to Lessee, and Lessee leases from Lessors, the real property


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described in paragraph A hereof, subject to the following terms and conditions:

          1.   TERM:

               The term of the lease is for twenty (20) years commencing on the lst day May, 1976, and terminating on the 30th day of April, 1996.

          2.   RENTAL:

               The rental for the initial five (5) years of the term shall be Three Hundred Twenty-four Thousand Dollars ($324,000), payable at the rate of Five Thousand Four Hundred Dollars ($5,400) per month. The first month's rental of the initial term shall be paid as of May 1, 1976, and on or before the 1st day of each succeeding month thereafter so long as this lease is in force and effect. The rental shall be adjusted either upward or downward for each subsequent five (5) year period of the term. Ninety (90) days prior to the termination of such five (5) year term the parties shall confer and negotiate for the rental of the succeeding five (5) year period of the lease.
 If the parties are unable to agree upon such rental within thirty (30) days prior to the termination date of any term, then the rental for such term shall be settled by arbitration in accordance with the provisions of the Code of Civil Procedure of the State of California.

          3.   USES AND PURPOSES:

               The leased premises are to be used by Lessee for the purpose of carrying on the manufacturing and sale of sealants, coatings and adhesives and for all other purposes reasonably related thereto, but for no other purpose or purposes.

          4.   TAXES AND INSURANCE:

               Lessee shall pay when due all property taxes and personal property taxes for all property upon the demised premises, and shall not permit such taxes to become


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

delinquent or to become a lien against the real, or any of the personal property, located upon the demised premises. If, at any time, any such taxes or assessments are assessed or become a lien against Lessors or the real property of which the demised premises are a part by reason of the presence in or installment on or attachment to the premises of any improvements, fixtures, alterations, additions, or other property by Lessors or Lessee, or by any other person occupying or using any part of the premises under or through Lessee, Lessee shall pay to Lessors within ten (10) days after written request therefor an amount equal to any such taxes or assessments.

               Lessee shall keep the real property and the personal property upon the demised premises insured at not less than ninety (90) per cent of its full insurable value. Such insurances shall be written in a company or companies and in an amount or amounts satisfactory to Lessors. Lessors shall be the named assured in such policies of such insurance and all of such policies shall be delivered to Lessors and retained by Lessors.

          5.   UTILITIES:

               In addition to the rent herein reserved, Lessee shall pay before delinquency all charges for utility services received and used by it. In the event Lessee assigns this lease in the manner hereinafter provided or sublets all or any portion of the demised premises, such subletting or assignment shall not relieve Lessee of its obligations hereunder.

          6.   CONDITION OF THE PREMISES:

               Lessee acknowledges that it has examined the premises and that no statements or representations not herein expressed as to the past, present, or future condition or repair thereof or any structure of which they are a part have been made by or on behalf of


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

Lessors. Except as set forth in Paragraph 7 hereof, Lessee expressly waives any right to require Lessors to make repairs, or to make repairs at the cost of Lessors which Lessee might have under the provisions of Sections 1941 and 1942 of the Civil Code of California. Lessors shall not be liable to Lessee for or on account of any injury or damage of any kind whatsoever to persons or property occasioned in or about the premises resulting from any patent or latent defect, structural or otherwise, in the condition of the demised premises which under the terms of this lease Lessee is to keep in repair; or the use, misuse, or disuse of the building or structures thereupon or any part thereof, or of any equipment therein, or by any other tenant or occupant, or by or from any act, omission or neglect of any sublessee or assignee of the Lessee, or by or from any act of owners or occupants of adjoining or contiguous property. Lessee indemnifies Lessors against and agrees to hold Lessors harmless from any loss, damage, claim of damage, liability, or responsibility, including costs of litigation and reasonable attorneys' fees, arising out of or resulting from any injury or damage or claim of injury, or damage of any kind whatsoever, to persons or property occasioned in or about the premises during the term hereof, and due directly to the use, misuse, or disuse by Lessee or by any person or persons wholly under or using the premises by license of Lessee, or the condition of the demised premises or any part thereof which under the terms of this lease Lessee is to keep in repair.

          7.   REPAIRS:

               Lessee agrees, at its own expense to keep the demised premises in good condition and repair at all times during the term hereof, to make promptly all repairs, renewals and replacements which at any time are necessary or proper to put and keep the premises in as good condition as that in which it was received by Lessee from Lessors, and that at the end of the term hereof, or upon sooner termination as herein provided, to surrender the premises to Lessors in as good condition and repair as received, normal wear and tear and damage by fire, earthquake, the elements or other conditions beyond Lessee's control excepted.

          8.   GOVERNMENTAL REGULATIONS:

               Lessee at Lessee's own expense, shall conform in every respect to all laws, statutes, ordinances and regulations now in force, or that are enacted hereafter which affect the use or occupancy of the demised premises and shall save Lessors harmless from all penalties, damages, or charges imposed for any violation of any laws, ordinances, and lawful regulations issued thereunder whether occasioned by neglect, omission, or willful act of Lessee, or any person in the premises holding or occupying them, or any part thereof, under or by license of Lessee, and from and against all expense, including costs of litigation and reasonable attorneys' fees incurred in the investigating, resisting or compromising any claim asserted with respect to any of the foregoing. If Lessee in good faith contests any such law, statute, ordinance or regulation, Lessee shall not be in default hereunder until a final determination of said contest, adverse to Lessee.

          9.   COVENANTS AGAINST ASSIGNMENT AND SUBLETTING:

               Lessee agrees not to sublet the premises or any part thereof and not to transfer, assign, hypothecate or encumber this lease or any part thereof or any right of interest therein, or to sublet, assign, or license any other persons to use the demised premises or any part thereof, without first obtaining Lessors' written consent for any of the above named actions. Any such transfer, assignment, hypothecation or encumbering, or any subletting or license with Lessors' consent shall not release Lessee of its obligation to pay the reserved rentals should any such sublessee, assignee, licensee or other transferee of Lessee's interest in this lease default in the paying of the reserved rentals. No corporation, firm or person other than Lessee shall have the right to occupy the premises or any part thereof by virtue of any transfer or assignment or by virtue of any bankruptcy or insolvency or reorganization proceeding or any receivership or any other legal process, either under attachment, execution or otherwise, or in any manner whatsoever growing out of any proceeding or suit at law or equity.

          10.  DAMAGES BY CASUALTY:

               Should the demised premises be partially damaged or destroyed or be declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Lessee's act, use or occupation, and repairs can be made within ninety (90) days, Lessors, within fifteen (15) days after the happening of the casualty or declaration, shall elect either to repair the demised premises or not to repair the same. If Lessors elect to make such repairs, this lease shall not terminate, but Lessee shall be entitled to proportionate reduction of rent while such repairs are being made, such proportionate reduction shall be based upon the portion of the leased premises rendered untenantable or unusable. If Lessors elect not to make such repairs, this lease may be terminated at the option of either of the parties. If such repairs cannot be made within ninety (90) days, this lease may be terminated at the option of either of the parties. Upon the total destruction (including any destruction required by any authorized public authority) at any time during the term of this lease of either the leased premises or the building or structures of which they are a part, either party shall have the option to terminate this lease.


          1.   RESTRICTIONS AGAINST USE:

          Lessee agrees:

               a. Not to use or suffer or permit the premises or any part thereof to be used for any purpose or use in violation of any law, ordinance, or lawful regulation of any governmental authority, but if Lessee in good faith contests any such law, ordinance, or regulation, Lessee shall low not be in default hereunder until a final determination of such contest if such determination is adverse to Lessee; or to be used in any manner which will constitute a nuisance, or that might injure the reputation of the demised premises or any part thereof, or in any manner that might cause a cancellation of any policy or policies of insurance covering the building or structures of which the demised premises are a part, or suspend, avoid, make inoperative or increase the rate of any fire, rental insurance, or other insurance, at any time carried on the building or structures or any of its contents. Nothing herein contained, however, shall prohibit Lessee from using the building for the uses and purposes set forth in Paragraph 3 hereof.

               b. Not to suffer, or permit the premises or any part thereof to be used in any manner that will injure or impair the structural strength of any building or structures thereupon;

               c. Not to suffer or permit to be installed or used in the demised premises any machinery or apparatus the weight or vibration of which would tend to injure or impair the structural strength of any structure or structures on the demised premises.

          11.  LESSORS' RIGHT TO ACCESS:

               At all times during normal working hours during the term hereof, Lessee shall allow Lessors free access to the demised premises for purposes of inspection and for purposes of making such repairs as Lessors are required to make by the terms of this lease, or which Lessors may deem necessary for their protection or the protection of the property.

          12.  LESSORS' RIGHTS ON DEFAULT:

               If at any time Lessee defaults for ten (10) days in the payment of the rent herein provided for, or defaults in the performance of any of Lessee's agreements contained herein and such default continues after thirty
(30) days' notice in writing to Lessee specifying in reasonable detail the event of default, Lessors may re-enter the demised premises, either with or without notice or process of law, and occupy or sublease the whole or any part thereof for and on account of Lessee at a reasonable rental, and may collect the rent and apply it towards the amounts due to Lessors from Lessee. Should the subrent be insufficient to pay the expense of subletting and also rent in the amount herein agreed to be paid by Lessee, Lessee agrees to pay the deficiency to Lessors monthly in advance, on the day of each month herein specified for the payment of rent. Lessors shall not be deemed to have terminated this lease, or the liability of Lessee to pay the rent thereafter to accrue, or Lessee's liability for damages, by any re-entry or by any action in unlawful detainer or otherwise, unless Lessors notify Lessee in writing that Lessors have elected to terminate this lease. Unless Lessors elect to the contrary at the time of or at any time subsequent to the re-entry by Lessors, or to the service by Lessors of any notice pursuant to the unlawful detainer statutes of the State of California, neither the service of such notice nor the surrender of possession by Lessee pursuant thereto shall be deemed to be a termination of this lease. Nothing herein contained shall be construed as obligating Lessors to sublease the whole or any part of the demised premises. In the event of any re-entry and taking possession of the demised premises as aforesaid, Lessors shall have the right, but not the obligation, to remove therefrom all or any personal property owned by Lessee located therein and place the same in storage in a public warehouse at the expense and risk of the owners thereof. Should Lessors terminate this lease, however, by reason of any breach of Lessee, Lessors shall thereupon be entitled to recover from Lessee the worth at such time of termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in the lease for the balance of the stated term or for any shorter period of time over the then reasonable rental value of the demised premises for the same period.

          13.  ATTORNEYS' FEES IN CASE OF LITIGATION:

               In the event of any litigation between Lessors and Lessee to enforce any of the provisions of this lease or any right of either party hereto, the unsuccessful party to such litigation agrees to pay to the successful party all costs and expenses, including reasonable attorneys' fees incurred therein by the successful party, all of which shall be included in and as a part of the judgment rendered in such litigation. Should Lessors, without fault on Lessors' part, be made a party to any litigation instituted against Lessee, Lessee covenants to pay to Lessors all costs and expenses, including reasonable attorneys' fees, incurred by Lessors in or in connection with such litigation.

          14.  LESSORS' RIGHTS ARE CUMULATIVE:

               The various rights, options, elections, powers and remedies of Lessors contained in this lease shall be construed as cumulative, and no one of them as exclusive of any of the others or of any other right or priority allowed by law. No waiver by Lessors of any breach by Lessee of any term or condition of this lease shall be construed to be a waiver of any proceeding or succeeding breach of the same or any other term or condition.

          15.  NON-LIABILITY OF LESSORS:

               Notwithstanding any provision contained in this lease, Lessors shall not be in default and shall not be liable to Lessee or to any other person whomsoever for damages or otherwise should Lessee be deprived in whole or in part of any service, or prevented in whole or in part from moving goods, wares, merchandise, or other property into or out of the building or the demised premises or be otherwise interfered with or prevented in whole or in part from operating its business by reason of any act of God, fire, earthquake, casualty, or by any strike, lockout, labor dispute, or labor controversy, or by any other condition or cause other than the willful default of Lessors, whether or not such cause is of the same kind or class as any of those expressly enumerated in this paragraph, or whether it is of a different kind or class.

          16.  HOLDING OVER:

               Should Lessee hold over and remain in possession of the demised premises after the term hereof, with the expressed or implied consent of Lessors, such holding shall be construed as a tenancy from month to month at the same rental for the last five (5) year term and upon the same conditions as herein provided, except that Lessors may terminate such month to month tenancy upon thirty (30) days written notice.

          17.  EFFECT OF PARAGRAPH HEADINGS:

               The titles or headings of the various paragraphs hereof are intended solely for convenience of reference and are not intended and shall not be deemed for any purpose whatever to modify, explain or place any construction upon any of the provisions of this lease.

          18.  PARTIES BOUND:

               This lease shall be binding upon and inure to the benefit of, as the case may require, the parties hereto and their respective heirs, executors, administrators, successors, and assigns, subject at all times nevertheless to all agreements and restrictions herein contained with respect to subleasing, assignment or other transfer of Lessee's interest herein.

          19.  CONDEMNATION:

               If a major portion of the demised premises, "major portion" being defined as over fifty (50) per cent of the total area initially included within the demised premises or any part of the structure or structures for which the cost of replacement exceeds fifty (50) per cent of the original cost of such structure or structures, shall be condemned or otherwise taken for public use, either party shall have the right to cancel and terminate this lease effective on the date when the property is actually taken. If Lessors elect to terminate, they must notify Lessee of their intention at least twenty (20) days prior to the date of actual taking. If Lessee elects to terminate, it must notify Lessors in writing of such election and such notice must be given within twenty
(20) days of receipt of written notice from Lessors that the property has been condemned. If a portion (less than a major portion) of the demised premises shall be condemned or otherwise taken for public use, but the taking is such that the improvements can be moved or replaced or rearranged so as to provide facilities and a location to the extent that Lessee may carry on its activities in substantially the same manner in which it carried on such activities prior to the taking, this lease and all of the provisions thereof shall continue in full force and effect. In the event of such condemnation or taking, the entire award for the property taking including the award for damages to the improvements and Lessors' equipment shall be paid to and belong wholly to Lessors. Lessee shall not be entitled to take any part of the award or to any damages by reason of the taking, except that if the award is attributable in part to any machinery or alterations added by Lessee which Lessee would be entitled to remove upon the termination of the lease, then Lessee shall be entitled to the portion of the award attributable thereto. If the taking is such that this lease continues in force or if Lessors or Lessee did not elect to terminate the lease in case of major taking, lessors, at their own cost and expense, shall within a reasonable time after such taking, move, rearrange, repair and reconstruct the improvements so as to leave the premises in arrangement and location substantially the same, so far as fitness for use for Lessee's purposes is concerned, as existed before the taking.

          20.  SUCCESSION:

               This lease shall be binding upon the parties hereto, their heirs, successors, executors, administrators and assigns.

          21.  NOTICES:

               All notices required to be given hereunder, or which the parties may wish to give, shall be in writing. Such notices shall be transmitted by United States mail, as registered matter, postage fully prepaid, and described as follows:

          To Lessee:

                         The W. W. Henry Company
                         5608 Soto Street
                         Huntington Park, California 90255

          To Lessors:

                         Frances W. Henry and Newton F. Wheeler,
                         Trustees
                         395 North San Rafael Avenue
                         Pasadena, California 91105

Notices shall be deemed received upon delivery, but in any event shall be deemed received three days after posting.

               Executed in duplicate at Huntington Park, California, April 30, 1976.

                                  FRANCES W. HENRY
                                  as Trustee of Trust A under
                                  the Warner W. Henry Family
                                  Trust dated June 24, 1969

                                  /s/ FRANCES W. HENRY
                                  ------------------------------------
                                  FRANCES W. HENRY

                                  FRANCES W. HENRY and
                                  NEWTON F. WHEELER
                                  as Trustees of Trust B under
                                  the Warner W. Henry Family
                                  Trust dated June 24, 1969

                                  /s/ FRANCES W. HENRY
                                  ------------------------------------
                                  FRANCES W. HENRY


                                  /s/ NEWTON F. WHEELER
                                  ------------------------------------
                                  NEWTON F. WHEELER


                                  FRANCES W. HENRY
                                  as Trustee under Declaration of Trust
                                  for Dorothy H. Floyd,
                                  dated June 24, 1969

                                  /s/ FRANCES W. HENRY
                                  ------------------------------------
                                  FRANCES W. HENRY

                                  LESSORS





                                  THE W. W. HENRY COMPANY

                                  By /s/ WARNER WHEELER HENRY
                                     ---------------------------------
                                            Warner Wheeler Henry
                                                  President


                                  By
                                     ---------------------------------
                                                  Secretary

                                  LESSEE

          Extension of Ground Lease for Property Located at 5731 Bickett St.


A lease was entered into for the property located at 5731 Bickett St., Huntington Park, California for the period from May 1, 1976 to April 30, 1996 (see attached). The parties to this lease, the Lessor, (Warner W. Henry trustee for the Warner Wheeler Henry Living Trust and Paul J. Livadary trustee for Trust
B) and the Lessee, Henry Company, desire to renew this lease under the same terms and conditions as the existing lease.

Now therefore, it is agreed, as follows: lessors lease to lessee, the lessee leases from lessors, the real property described in paragraph A of the attached lease, subject to the same terms and conditions as exists in the attached lease, beginning May 1, 1996 and terminating on April 30, 2016.

Executed at Huntington Park, California on December 11, 1996.


Lessors                                    Lessee

Warner W. Henry                            Henry Company
as Trustee for the Warner W. Henry
Living Trust

                                           /s/ Jeffrey A. Wahba
----------------------------------------  -------------------------------------
                                           Jeffrey A. Wahba, CFO & Secretary
Warner W. Henry



Paul J. Livadary
as Trustee for the Henry Family Trust B



---------------------------------------
Paul J. Livadary